                                                                  EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference in  Registration  Statements Nos.
33-42222, 33-41542, 33-41543, 33-59187, 33-60901, 33-60591, 33-82474, 333-68399,
333-42394  and  333-95113 of Sierra  Health  Services,  Inc. on Forms S-8 of our
report dated  January 30, 2002,  appearing in this Annual Report on Form 10-K of
Sierra Health Services, Inc. for the year ended December 31, 2001.

Las Vegas, Nevada
March 27, 2001